22



CALVERT WORLD VALUES FUND, INC.
CAPITAL ACCUMULATION FUND


Statement of Additional Information
July 31, 1997

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 E. Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


TABLE OF CONTENTS

Investment Objective and Policies                   1
Investment Restrictions                             8
Purchase and Redemption of Shares                  10
Reduced Sales Charges (Class A)                    11
Net Asset Value                                    11
Calculation of Total Return                        11
Advertising                                        12
Dividends and Taxes                                13
Directors and Officers                             15
Investment Advisor and Subadvisors                 17
Transfer and Shareholder Servicing Agent           19
Method of Distribution                             20
Portfolio Transactions                             21
Independent Accountants and Custodians             21
General Information                                22
Financial Statements                               22
Appendix                                           22


STATEMENT OF ADDITIONAL INFORMATION-July 31, 1997

CALVERT CAPITAL ACCUMULATION FUND
4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account                            (800) 368-2748
Information:                           (301) 951-4820

Shareholder Services:                  (800) 368-2745

Broker                                 (800) 368-2746
Services:                              (301) 951-4850

TDD for the Hearing-Impaired:          (800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated July 31, 1997, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth. Currently, and for the foreseeable future, the Advisor manages the Fund as a mid-cap fund, with a slight bias toward growth style. The Fund will rely on its proprietary research to identify stocks that may have been overlooked by analysts, investors, and the media, and which generally are within the range of capitalization of the S&P 400 Mid-Cap Index, but which may be larger or smaller as deemed appropriate.

         Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible securities, certain options and futures transactions, bonds, notes and other debt securities. The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Fund's investment objective is not fundamental and may be changed without shareholder approval.

Defensive Strategies
         The Fund may employ certain defensive strategies (generally options and futures contracts) in an attempt to protect against the decline of its investments. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying interest at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A futures contract is an agreement to take delivery or to make delivery of a standardized quantity and quality of a certain commodity during particular months in the future at a specified price. Buying or selling futures contracts -- contracts that establish a price level at a given time for items to be delivered later -- amounts to insurance against adverse price changes, or "hedging."
         The Fund may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities, foreign currencies and stock or debt indices. The Fund may purchase or write both exchange-traded and OTC options. These strategies may also be used with respect to futures.

Special Risks of Defensive Strategies
         Successful use of defensive strategies depends on the ability to predict movements of the overall securities, currency and interest rate markets, which is a different skill than that required to select equity and debt investments. There can be no assurance that a chosen strategy will succeed.
         There may not be an expected correlation between price movements of a hedging instrument and price movements of the investment being hedged, so that the Fund may lose money notwithstanding employment of the hedging strategy.
         While defensive strategies can reduce risk of loss by offsetting the negative effect of unfavorable price movements, they can also reduce the opportunity for gain by offsetting the positive effect of a favorable price movement. If the variance is great enough, a decline in the price of an instrument used for defensive purposes may result in a loss to the Fund.
         The Fund may be required to cover its assets in a segregated account. If an investment is not able to be liquidated at the time the Subadvisor believes it is best for the Fund to do so, the Fund might be required to keep assets on reserve that it otherwise would not have had to maintain. Similarly, it might have to sell a security at an inopportune time in order to maintain the reserves.

Instruments used as part of a Defensive Strategy
         The Fund may write covered call options and purchase call and put options on securities and securities indices, and may write secured put options and enter into option transactions on foreign currency. It may also engage in transactions in financial futures contracts and related options for hedging purposes, and invest in repurchase agreements. A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.
         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The Fund may write exchange-traded call options on its securities.
Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way against anticipated changes in the market value of portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged.
         Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.
         The Fund may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators. The Fund may purchase a put or call option on securities (including a straddle or spread) only if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, does not exceed 5% of the Fund's total assets.
         The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value. During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written. During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.
         The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.
         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.
         The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of portfolio securities or securities which it or the Fund intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below.
         Financial futures contracts in which the Fund may invest include interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. (See "Foreign Currency Transactions.") A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Advisor or Subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.
         The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. It will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

Noninvestment-grade (High Yield/High Risk - or Junk Bond) Debt Securities
         The Fund may invest in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody s), which provides that no more than 35% of its assets is in securities rated below BBB, or in unrated securities determined by the Advisor to be comparable to securities rated below BBB. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as are rated securities, which may make them less marketable.
         The quality limitation set forth in the investment policy is determined immediately after the Fund's acquisition of a security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. If an obligation held by the Fund is later downgraded, the Fund's Advisor, under the supervision of the Fund's Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the obligation. Among the criteria that may be considered by the Advisor and the Board are the probability that the obligations will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the obligation has already been reflected in the Fund's net asset value, and the total percentage, if any, of obligations currently rated below investment grade held by the Fund.
         When purchasing high-yielding securities, rated or unrated, the Subadvisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Foreign Securities
         The Fund may purchase foreign securities. Foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad and may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Foreign Currency Transactions
         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
         The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.
         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities
         The Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed one-third of the Fund's assets. Loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills; the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.
         The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.
         Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on such terms the Advisor believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

Nondiversified Status
         The Fund is a "nondiversified" investment company under the Investment Act of 1940 (the "Act"), which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. A nondiversified fund may invest in a smaller number of issuers than a diversified fund. Thus, an investment in the Fund may, under certain circumstances, present greater risk of loss to an investor than an investment in a diversified fund. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify for this Subchapter M tax treatment, the Fund will limit its investments to satisfy the Code diversification requirements so that, at the close of each quarter of the taxable year, (i) not more than 25% of the fund's assets will be invested in the securities of a single issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and (ii) with respect to 50% of its assets, not more than 5% of its assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in United States Government securities are not subject to these limitations; while securities issued or guaranteed by foreign governments are subject to the above tests in the same manner as the securities of non-governmental issuers. The Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
         The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable.)
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Make loans of more than one-third of the assets of the Fund, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Purchase from or sell to any of the Fund's officers or directors, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         6. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         7. Invest in the shares of other investment companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Directors in an amount not to exceed 10% or as permitted by law.
         8. Purchase more than 10% of the outstanding voting securities of any issuer.

Nonfundamental Investment Restrictions
         The Fund has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. The Fund may not:
         9. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         10. Invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         11. Invest, in the aggregate, more than 5% of its net assets in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se restricted.
         12. Make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The depositor payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
         13. Purchase or retain securities of any issuer if the officers, Directors of the Fund or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         14. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         15. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.
         16. Borrow money, except from banks for temporary or emergency purposes, and then only in an amount not to exceed one-third of the Fund's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         17. Invest for the purpose of exercising control or management of another issuer.

         For purposes of the Fund's concentration policy contained in restriction (2), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

PURCHASE AND REDEMPTION OF SHARES

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Amounts redeemed by check redemption may be mailed to the investor without charge. Amounts of more than $50 and less than $300,000 may be transferred electronically at no charge to the investor. Amounts of $1,000 or more will be transmitted by wire without charge by the Fund to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account.
         Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
         New shareholders wishing to use the Fund's telephone redemption procedure must so indicate on their Investment Applications and, if desired, designate a commercial bank or securities broker and account to receive the redemption proceeds. Existing shareholders who at any time desire to arrange for the telephone redemption procedure, or to change instructions already given, must send a written notice to the Fund, with a voided check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or certain credit unions. Further documentation may be required from corporations, fiduciaries, pension plans, and institutional investors.
         The Fund's redemption check normally will be mailed to the investor on the next business day following the date of receipt by the Fund of the written or telephone redemption request. If the investor so instructs in the redemption request, the check will be mailed or the redemption proceeds wired to a predesignated account at the investor's bank. Redemption proceeds are normally paid in cash. However, at the sole discretion of the Fund, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, or as allowed by law.
         The right of redemption of Fund shares may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received unless redemptions have been suspended or postponed as described above.

REDUCED SALES CHARGES (CLASS A)

         The Fund imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Fund imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Fund shares to their members. See "Exhibit A - Reduced Sales Charges" in the Prospectus.

NET ASSET VALUE

         The net asset value per share of the Fund, the price at which the Fund's shares are redeemed, is determined every business day as of the close of the New York Stock Exchange (generally, 4:00 p.m., Eastern time), and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
         The public offering price of the Fund's shares is the net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value per share is computed separately for each class by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding for that class. The Fund's securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Advisor in good faith under the supervision of the Board of Directors.

CALCULATION OF TOTAL RETURN

         The Fund may, from time to time, advertise "total return." Total return is calculated separately for each class. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, after deducting the applicable sales charge for Class A shares, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note:
"Total Return" when quoted in the Financial Highlights section of the Fund's Prospectus and the Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum sales load" return as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

                                P(1 + T)n = ERV

where P = a hypothetical initial payment of $l,000 (less the maximum sales charge imposed during the period calculated); T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         Performance is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the Fund's maximum sales charge, except quotations of "return without maximum sales load" which do not reflect deduction of the sales charge. Return without maximum sales load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for return without maximum sales load, P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge. Return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.
         Return for the Fund's shares are as follows:

                         Class A Shares    Class A Shares
                         Without           Total Return
                         Maximum           With Maximum       Class C Shares
                         Sales Load        Sales Load         Total Return

9/30/96 to 3/31/97         -5.59%           -10.05%           -6.18%

Since inception,
10/31/94                   16.97%           14.63%            16.15%

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period should not be considered an indication of future return.

ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron s, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1996). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes because of different expenses.
         Certain options, futures contracts, and options on futures contracts are section 1256 contracts. Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"). Also, section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant gains or losses are treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of the year-end gain or loss. The use of section 1256 contracts may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.
         Hedging transactions in options, futures contracts and straddles or other similar transactions will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sales rules). The effect of these rules may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities or convert short-term capital losses into long-term capital losses. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various selections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The Fund will use its best efforts to make any available elections pertaining to the foregoing transactions in a manner believed to be in the best interests of the Fund. The 30% limit on gains from the sale of securities held for less than three months and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, or options on futures contracts.
         The Fund's transactions in foreign currency-denominated debt and equity securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
         If more than 50% of the Fund's assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
         Dividends and distributions may be subject to state and local taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. The Fund will advise shareholders of the proportion of its dividends consisting of such governmental interest. Shareholders should consult their tax advisors regarding the possible exclusion of this portion of their dividends for state and local tax purposes.
         Investors should note that the Internal Revenue Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any dividends or redemption payments occurring in the Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; or foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

DIRECTORS AND OFFICERS

         JOHN G. GUFFEY, JR., Director. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital
Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815. DOB: 05/15/48.
         *BARBARA J. KRUMSIEK, President and Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
and as an officer and director of each of its affiliated companies. She is President and Director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. DOB: 08/09/52.
         TERRENCE J. MOLLNER, Ed.D, Director. Dr. Mollner is Founder and Chairperson of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership. He served as a Trustee of the Cooperative Fund of New England, Inc., and is now a member of its Board of Advisors. Mr. Mollner also serves as Trustee for the Calvert Social Investment Fund. He is also a founder and member of the Board of Trustees of the Foundation for Soviet-American Economic Cooperation. Address: 15 Edwards Square, Northampton, Massachusetts 01060. DOB: 12/13/44.
         RUSTUM ROY, Director. Mr. Roy is the Evan Pugh Professor of the Solid State Geochemistry at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society. Address: Material Research Laboratory, Room 102A, Pennsylvania State University, University
Park, Pennsylvania, 16802. DOB: 7/3/24.
         *D. WAYNE SILBY, Esq., Director. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street, N.W., Washington, D.C. 20009. DOB: 07/20/48.
         TESSA TENNANT, Director. Ms. Tennant is the head of green and ethical investing for National Provident Investment Managers Ltd. Previously, she was in charge of the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and was the Director of the Jupiter Tyndall Merlin investment managers.
Address: 55 Calverley Road, Tunbridge Wells, Kent, TN1 2UE, United Kingdom.
DOB: 5/29/59.
         MOHAMMAD YUNUS, Director. Mr. Yunus is a Managing Director of Grameen Bank in Bangladesh. Address: Grameen Bank, Mirpur Two, Dhaka 1216, Bangladesh.
DOB: 6/28/40.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is Senior Vice President of Calvert Group, Ltd. and Senior Vice President and Chief
Investment Officer of Calvert Asset Management Company, Inc. DOB: 01/13/50.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company. DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc. and is an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/09/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Controller of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. He is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 07/24/52.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 10/21/56.
         LISA CROSSLEY, Esq., Assistant Secretary and Compliance Officer. Ms. Crossley is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
12/31/61.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/07/68.

*"Interested persons" of the Fund under the Investment Company Act of 1940.

         The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Bethesda, Maryland 20814. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund.
         During fiscal 1997, Directors of the Fund not affiliated with the Fund's Advisor were paid aggregate fees and expenses of $3,072.
         Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

Director Compensation Table
(Fiscal Year 1997)

Name of Director        Aggregate          Pension or         Total
                        Compensation       Retirement         Compensation
                        from Portfolio     Benefits           from Registrant
                        for service        Accrued as         and Fund
                        as Director        part of            Complex paid
                                           Registrant         to Directors <F2>
                                           Expenses<F1>

John Guffey, Jr.        $101               $0                 $12,564
Terrence J. Mollner     $0                 $0                 $10,158
Rustum Roy              $0                 $0                 $2,000
D. Wayne Silby          $101               $0                 $14,832
Tessa Tennant           $0                 $2,000             $2,000
Mohammad Yunus          $0                 $2,000             $2,000


<F1>  None of the Directors have chosen to defer a portion of their compensation as of March 31, 1997
<F2> As of March 31, 1997, the Fund complex consists of nine (9)
registered investment companies.

INVESTMENT ADVISOR AND SUB-ADVISORS

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor was entered into on May 21, 1992, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Advisor receives an annual base fee, payable monthly, of 0.80% of the Fund's average daily net assets. For the 1995 fiscal period, the Advisor received a fee of $50,418, reimbursed $12,183, and voluntarily waived or assumed $3,256 of expenses. For the 1996 fiscal period, the Advisor received a fee of $243,241 and there were no expenses reimbursed or fees voluntarily waived. For the 1997 fiscal period, the Advisor received a fee of $177,369. There were no expenses reimbursed or fees voluntarily waived.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of directors, executive officers and employees of the Fund, who are not "affiliated persons" of the Advisor or the Subadvisors within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Fund's current Subadvisor is described in the Prospectus. See "Management of the Fund." The remaining pool of Sub-Advisors are described below.

Apodaca Investment Group, Inc.: Apodaca Investment Group, Inc. of San Francisco, California is a small-cap growth manager that seeks to discover compelling investment ideas by focusing on those entrepreneurial companies that identify and capitalize on positive trends. It looks for companies that are experiencing a powerful acceleration in earnings, exhibit a strong, high quality balance sheet or decidedly improving financial statements and demonstrate strong relative price strength. Its performance index is the Russell 2000.

         Jerry Apodaca is Vice President of Apodaca Investment Group, Inc. He earned a B.A. from the University of New Mexico in 1983, and has had active business experience since that time.

Fortaleza Asset Management, Inc.: Fortaleza Asset Management, Inc., of Chicago, Illinois, is a small-cap growth manager that bases its investment principles on three key elements: (1) a proprietary stock valuation system that incorporates technical and market sentiment indicators to determine optimal buy points; (2) an emphasis on the preservation of capital through the implementation of a strict selling discipline to lock in capital gains and reduce losses; and (3) a discipline that does not force equity commitment in overvalued markets. The investment approach is based on a bottom-up stock selection process. Its performance index is the Russell 2000.

         Ms. Margarita Perez is the founder, President and Portfolio Manager of Fortaleza, and has over 14 years of investment experience. Prior to forming Fortaleza, Ms. Perez was Vice President and Portfolio Manager for Monetta Financial Services, Inc., where she was directly involved in the management of equity accounts totaling in excess of $100 million.

         Ms. Perez is a native of Puerto Rico. She earned an MBA fro DePaul University School of Commerce. Ms. Perez is a member of various professional organizations including the American Institute of CPA s, National Society of Hispanic MBA s, Association for Investment Management and Research, and the National Association of Securities Professionals. She is also a trustee of the Chicago Historical Society.

New Amsterdam Partners, L.P.: New Amsterdam Partners, L.P. is a mid-cap value investment manager in New York, New York. New Amsterdam Partners is a quantitative investment firm, evaluating investment opportunities by comparing expected investment returns. The firm believes that the disciplined use of their valuation techniques, in conjunction with fundamental analysis of companies, is the key to understanding and maximizing investment returns.

         Michelle Clayman, General Partner of New Amsterdam, was a founding partner of the company, which was started in 1986. Prior to co-founding New Amsterdam, Ms. Clayman was a Vice President of Salomon Brothers in charge of STOCKFACTS, an on-line computer system that combines analytical tools for equity analysis and databases and was designed and developed by Ms. Clayman. Ms. Clayman received her Bachelor of Arts from Oxford University and an MBA from Stanford University. She is a CFA and is past President of the Society of Quantitative Analysts.

         Keith Graham is Vice President and Special Limited Partner of New Amsterdam. Before joining the company in 1987, Mr. Graham was an Assistant Treasurer at the Bankers Trust Company, first in the Trust Administration Group and later in the Investment Management Consulting Group.

Sturdivant & Co., Inc.: Sturdivant & Co., Inc., of Clementon, New Jersey, seeks to identify undervalued companies or companies undergoing significant changes that will enhance shareholder value. The company utilizes a conservative, disciplined and consistently-applied decision making process designed to achieve lower risk than the market.

         Ralph Sturdivant is Chairman and CEO who, prior to founding the firm, was a Vice President at Prudential-Bache Securities and an Account Executive with Merrill Lynch. Mr. Sturdivant holds a Bachelor of Arts from Morgan State University and is a member of the Financial Analysts of Philadelphia.

         Albert Sturdivant is President and CIO, and was a principal and manager of the capital markets division of Grigsby, Brandford & Company prior to co-founding Sturdivant & Co. Mr. Sturdivant earned an MBA from the Wharton Business School of the University of Pennsylvania.

Administrative Services
         Calvert Administrative Services Company ("CASC , an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Fund of 0.10% of the Fund's average daily net assets. For the 1995, 1996 and 1997 fiscal periods, CASC received $6,251, $30,405 and $22,248 in administrative fees, respectively.

TRANSFER AND SHAREHOLDER SERVICING AGENT

         Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts. For such services, Calvert Shareholder Services, Inc. receives compensation based on the number of shareholder accounts and the number of shareholder transactions. During fiscal period 1995, 1996 and 1997, CSSI received $13,179, $134,497, and $77,552 from the
Fund, respectively.

METHOD OF DISTRIBUTION

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan (see below). For fiscal period 1997, CDI received distribution fees of $72,378 under the Class A Distribution Plan. Of the Class A distribution expenses paid in fiscal 1997, $44,432 was used to compensate dealers for their share distribution promotional services, and the remainder was used for Advertising. CDI also receives the portion of the sales charge in excess of the dealer reallowance. CDI received net sales charges of $23,647, $151,785, and $49,218 for fiscal periods ending 1995, 1996 and 1997, respectively.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets. Expenses under the Fund's Class C Plan may not exceed, on an annual basis, 1.00% of the average daily net assets of Class C. For the period from inception (October 31, 1994) to September 30, 1995, Class C Distribution Plan expenses totaled $4,448. That amount was used entirely to compensate dealers distributing shares, and to compensate the underwriter. For the fiscal year 1996, Class C Distribution Plan expenses totaled $27,695. That amount was used entirely to compensate dealers distributing shares, and to compensate the underwriter. For the fiscal year 1997, Class C Distribution Plan expenses totaled $15,686.
         The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.
         The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.
         Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.
         Certain broker-dealers, and/or other persons may receive compensation from the investment advisor, underwriter, or their affiliates for the sale and distribution of the securities or for services to the Fund. Such compensation may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fee payments to firms whose representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.

PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Directors.
         The Fund's policy is to limit portfolio turnover to transactions necessary to carry out its investment policies and to obtain cash for redemption of its shares. Depending upon market conditions, the Fund's turnover expressed as a percentage may in some years exceed 100%, but is not expected to exceed 200%. For the 1995, 1996 and 1997 fiscal periods, the portfolio turnover rates of the Fund were 95%, 114% and 117%, respectively. In all transactions, the Fund seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers may be selected who provide the Fund with statistical, research, or other information and services. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Advisor determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Advisor, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Advisor's normal research activities or expenses. During fiscal 1995, no commissions were paid to any officer or director of the Fund, or to any of their affiliates. During fiscal year 1996, $177,000 in aggregate brokerage commissions were paid to broker-dealers. During fiscal year 1997, $17,728 in aggregate brokerage commissions were paid to broker-dealers.
         The Advisor may also execute Fund transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         Coopers and Lybrand, L.L.P., has been selected by the Board of Directors to serve as independent accountants of the Fund for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110 acts as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. Neither custodian has a part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

GENERAL INFORMATION

         The Fund was organized as a Maryland Corporation on February 14,
1992. The other series of the Fund is the Calvert International Equity Fund.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers two separate classes of shares: Class A and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

FINANCIAL STATEMENTS

         The Fund's audited financial statements included in its Annual Report to Shareholders dated March 31, 1997, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling The Calvert Fund.

APPENDIX

Corporate Bond Ratings:
Description of Moody's Investors Service Inc. s/Standard & Poor's bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
         C/C: This rating is only for income bonds on which no interest is being paid.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper Ratings:
         MOODY's INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody s. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR's CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing;
(iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:        (Fund or Portfolio name*)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.




Dealer



Name of Investor(s)


By
Authorized Signer



Address



Date



Signature of Investor(s)



Date



Signature of Investor(s)

*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.